================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2002



                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-24787                51-0310342
 (State of other jurisdiction      (Commission File Number)    (IRS Employer
       of incorporation)                                     Identification No.)




   2828 NORTH HASKELL AVENUE, DALLAS, TEXAS                        75204
   (Address of principal executive offices)                      (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

================================================================================

ITEM 5. OTHER EVENTS.

                  On February 5, 2002, the Board of Directors of Affiliated Computer Services, Inc. ("ACS") approved an amendment (the "Amendment") to ACS' First Amended and Restated Rights Agreement, dated as of April 2, 1999 (as amended by the Amendment, the "Rights Agreement"), between ACS and First City Transfer Company, as Rights Agent. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Rights Agreement. The Amendment modifies the procedure for giving notice upon the occurrence of certain events, so that if one of those events occurs prior to a Distribution Date, then notice may be made through a public filing with the Securities and Exchange Commission rather than requiring that a notice be mailed to all ACS shareholders or holders of the Rights Certificates. ACS is filing this current report with the Securities and Exchange Commission in order to comply with such amended notice requirements. A copy of the Amendment is included as Exhibit 4.1 to this current report and is incorporated herein by reference.

                  As a result of ACS' previously announced two-for-one split of its outstanding Class A Common Stock and Class B Common Stock, to be implemented in the form of a 100% stock dividend payable on February 22, 2002 to Class A and Class B stockholders of record as of the close of business on February 15, 2002 (the "Stock Split"), and in accordance with the terms of the Rights Agreement, the Purchase Price payable by a holder of each Rights Certificate upon his exercise of the related Right will be proportionately decreased from $150.00 to $75.00, subject to further adjustment from time to time in accordance with the terms of the Rights Agreement. As required by the terms of the Rights Agreement, each share of Class A Common Stock and Class B Common Stock issued in connection with the Stock Split will also represent a corresponding Right.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits


Exhibit
Number            Description
------            -----------
   4.1            Amendment No. 1 to Amended and Restated Rights Agreement,
                  dated as of February 5, 2002, between Affiliated Computer
                  Services, Inc. and First City Transfer Company, as Rights
                  Agent.


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





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          AFFILIATED COMPUTER SERVICES, INC.



                                          By: /s/ Warren Edwards
                                              ------------------------------
                                              Name: Warren Edwards
                                              Title: Executive Vice President
                                                     and Chief Financial Officer




Date: February 5, 2002.


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



                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

4.1 Amendment No. 1 to Amended and Restated Rights Agreement, dated as of February 5, 2002, between Affiliated Computer
                  Services, Inc. and First City Transfer Company, as Rights
                  Agent.


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